SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

Investment Managers Series Trust

(Name of Registrant as Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

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[ ]	Fee paid previously with preliminary materials. N/A

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RIVERBRIDGE GROWTH FUND

[ ], 2023

Dear Shareholder,

A Special Meeting of the Shareholders of the Riverbridge Growth Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), has been scheduled for December 22, 2023 (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Riverbridge Partners, LLC (“Riverbridge”), pursuant to which Riverbridge will continue to serve as the investment advisor to the Fund (the “New Advisory Agreement”).

Riverbridge has served as investment advisor to the Fund since the commencement of the Fund’s operations, pursuant to an investment advisory agreement between Riverbridge and the Trust, on behalf of the Fund (the “Current Advisory Agreement”). Currently, Northill US Holdings Inc. (“Northill”) owns an approximate 62% interest in Riverbridge and the remainder is owned by Riverbridge’s principals. On September 21, 2023, Riverbridge and LPC Monarch, LLC, an affiliate of Lincoln Peak Capital Management, LLC (“Lincoln Peak”), reached an agreement with Northill to acquire a portion of Northill’s interests in Riverbridge, with Riverbridge redeeming the remaining portion of Northill’s interests (the “Transaction”). The Transaction is expected to close on or before December 31, 2023 (the “Closing”). As a result of the Transaction, Riverbridge principals’ ownership interest will increase to approximately 70%, and the remainder will be owned by LPC Monarch, LLC. Lincoln Peak is a private investment firm that specializes in partnering with investment management firms to help facilitate equity transitions within a firm. LPC Monarch, LLC is a wholly-owned subsidiary of Lincoln Peak’s, formed as a special purpose vehicle for purposes of the Transaction.

Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction will constitute an assignment and will result in automatic termination of the Current Advisory Agreement. In anticipation of the Transaction and these related events, Riverbridge is seeking to enter into a new advisory agreement with the Trust on behalf of the Fund (the “New Advisory Agreement”). At a meeting held on October 20, 2023, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, considered and approved the New Advisory Agreement with terms substantially similar to those of the Current Advisory Agreement. The Board of Trustees concluded that the approval of the New Advisory Agreement would serve the best interests of the Fund and its shareholders. The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company (determined in accordance with the statute). As a result, you are being asked to approve the New Advisory Agreement. The New Advisory Agreement will be effective for 150 days from the date of the Closing, unless approved by the shareholders of the Fund, in which case the New Advisory Agreement will remain in effect for a two-year period, and will be subject to annual renewal thereafter.

The Fund’s investment objectives and investment strategies will not change as a result of the Transaction and the investment advisory personnel who currently provide services to the Fund will continue to do so following the Transaction. The advisory fee rates under the New Advisory Agreement will remain the same as the advisory fees under the Current Advisory Agreement. Approval of the New Advisory Agreement will not alter the number of shares of the Fund you own.

If the proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the proposal or the solicitation of the approval of different proposals.

The Board of Trustees recommends that you vote FOR the approval of the proposal after carefully reviewing the enclosed materials.

Your vote is important. The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the Fund.

Sincerely,

Maureen Quill

President

i

RIVERBRIDGE GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On December 22, 2023

A Special Meeting of Shareholders of the Riverbridge Growth Fund (the “Fund”) will be held on December 22, 2023, at 10:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the meeting, we will ask the shareholders of the Fund to vote on the following proposal with respect to the Fund:

1.	Approval of an interim and new investment advisory agreement between Investment Managers Series Trust (the “Trust”), on behalf of the Riverbridge Growth Fund, and Riverbridge Partners, LLC (“Riverbridge”); and

2.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved the proposal. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please read the accompanying Proxy Statement for a more complete discussion of the proposal. Shareholders of the Fund of record as of the close of business on October 23, 2023, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy card at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill

President

[ ], 2023

YOUR VOTE IS IMPORTANT

 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder votes.

QUESTIONS AND ANSWERS

Question: What is happening?

Answer: A Special Meeting of the Shareholders of the Riverbridge Growth Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), has been scheduled for December 22, 2023 (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will consider a proposal to approve an interim and new investment advisory agreement between the Trust, on behalf of the Fund, and Riverbridge Partners, LLC (“Riverbridge”), pursuant to which Riverbridge will continue to serve as the investment advisor to the Fund (the “New Advisory Agreement”).

Riverbridge has served as investment advisor to the Fund since the commencement of the Fund’s operations, pursuant to an investment advisory agreement between Riverbridge and the Trust, on behalf of the Fund (the “Current Advisory Agreement”). Currently, Northill US Holdings Inc. (“Northill”) owns an approximate 62% interest in Riverbridge and the remainder is owned by Riverbridge’s principals. On September 21, 2023, Riverbridge and LPC Monarch, LLC, an affiliate of Lincoln Peak Capital Management, LLC (“Lincoln Peak”) reached an agreement with Northill to acquire a portion of Northill’s interests in Riverbridge, with Riverbridge redeeming the remaining portion of Northill’s interests (the “Transaction”). The Transaction is expected to close on or before December 31, 2023 (the “Closing”). As a result of the Transaction, Riverbridge principals’ ownership interest will increase to approximately 70%, and the remainder will be owned by LPC Monarch, LLC. Lincoln Peak is a private investment firm that specializes in partnering with investment management firms to help facilitate equity transitions within a firm.

Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction will constitute an assignment and will result in automatic termination of the Current Advisory Agreement. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, considered and approved the New Advisory Agreement. The Board concluded that the approval of the New Advisory Agreement would serve the best interests of the Fund and its shareholders. The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. As a result, you are being asked to approve the New Advisory Agreement. Approval of the New Advisory Agreement will allow Riverbridge to continue to serve as the investment advisor to the Fund, subject to the oversight of the Board, under terms that are substantially similar to those of the Current Advisory Agreement, including the same advisory fees that are currently in effect. The New Advisory Agreement will be effective for 150 days from the date of the Closing, unless approved by the shareholders of the Fund, in which case the New Advisory Agreement will remain in effect for a two-year period, and will be subject to annual renewal thereafter.

A copy of the New Advisory Agreement is included in this Proxy Statement as Appendix A.

Question: What proposal am I being asked to vote on?

Answer: At the Special Meeting, you will be asked to vote on the approval of the New Advisory Agreement between the Trust, on behalf of the Fund, and Riverbridge. You may be asked to vote on any other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because on October 23, 2023 (the “Record Date”) you owned shares of the Fund and, as a result, you have the right to vote on this very important proposal concerning your investment and are entitled to be present at and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on the proposal.

Question: How will the Transaction or the approval of the New Advisory Agreement affect me as a Fund shareholder?

Answer: The nature and quality of the services provided to the Fund are not expected to change as a result of the Transaction or the approval of the New Advisory Agreement. Further, there will be no changes in the Fund’s investment objectives or principal investment strategies as a result of the Transaction or the approval of the New Advisory Agreement, and you will still own the same number of shares of your Fund following the approval of the New Advisory Agreement. In addition, the portfolio manager who managed the Fund prior to the Transaction will continue to do so following the Closing and upon the approval of the New Advisory Agreement.

The terms of the New Advisory Agreement are substantially similar to those of the current investment advisory agreement between the Trust and Riverbridge in all material respects except that, as required under the 1940 Act, the New Advisory Agreement will terminate with respect to the Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Advisory Agreement with respect to the Fund will be escrowed until shareholders of the Fund approve the New Advisory Agreement. The advisory fee rate will remain the same as the advisory fees currently paid to Riverbridge. In addition, Riverbridge has contractually agreed to maintain the same expense limitation arrangement for the Fund currently in effect, for a period of two years after the Closing. If approved by the shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Question: Has the Board of Trustees approved the New Advisory Agreement and how does the Board of Trustees recommend that I vote?

Answer: The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on October 20, 2023. The Board of Trustees recommends that you vote FOR the proposal.

Question: What will happen if shareholders do not approve the proposal?

Answer: If the proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the proposal or the solicitation of the approval of different proposals.

Question: Who is entitled to vote?

Answer: If you owned shares of the Fund as of the close of business on the October 23, 2023, the Record Date, you are entitled to vote.

Question: What vote is required to approve the proposal?

Answer: The 1940 Act requires the proposal to be approved by a “vote of the majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present and entitled to vote at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 on December 22, 2023, at 10:00 a.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

●	In Person: Attend the Special Meeting as described in the Proxy Statement.

●	By Mail: Complete, sign and promptly return the enclosed proxy card in the enclosed, self-addressed, postage-paid envelope; or

●	By Telephone: Call the toll-free number printed on the enclosed proxy card. The toll-free number is available up until 11:59 pm Eastern time on the day prior to the Special Meeting.

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the proposal.

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person.

Question: Who will bear the costs related to this proxy solicitation?

Answer: Riverbridge has agreed to bear all costs related to the Special Meeting, including legal costs, the costs of retaining Broadridge Financial Solutions, Inc., and other expenses incurred in connection with the solicitation of proxies.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at 1-855-928-4489. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INVESTMENT MANAGERS SERIES TRUST

PROXY STATEMENT

TO SHAREHOLDERS OF THE

Riverbridge Growth Fund

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the Riverbridge Growth Fund (the “Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Special Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about November [ ], 2023, to the shareholders of the Fund of record as of October 23, 2023 (the “Record Date”).

At the Special Meeting, shareholders will be asked to vote on the following proposals:

1.	Approval of an interim and new investment advisory agreement between Investment Managers Series Trust (the “Trust”), on behalf of the Riverbridge Growth Fund, and Riverbridge Partners, LLC (“Riverbridge”); and

2.	Any other matters that properly come before the Special Meeting.

Information on the Fund’s shares issued and outstanding is included in Appendix B. Information on shareholders who owned beneficially 5% or more of the outstanding shares of a class of the Fund or 25% or more of the Fund’s outstanding shares as of the Record Date is set forth in Appendix C.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on December 22, 2023. This Proxy Statement is available on the Internet at www.proxyvote.com.

INTRODUCTION

Riverbridge has served as investment advisor to the Fund since the commencement of the Fund’s operations, pursuant to an investment advisory agreement between Riverbridge and the Trust, on behalf of the Fund (the “Current Advisory Agreement”). Currently, Northill US Holdings Inc. (“Northill”) owns an approximate 62% interest in Riverbridge and the remainder is owned by Riverbridge’s principals. On September 21, 2023, Riverbridge and LPC Monarch, LLC, an affiliate of Lincoln Peak Capital Management, LLC (“Lincoln Peak”) reached an agreement with Northill to acquire a portion of Northill’s interests in Riverbridge, with Riverbridge redeeming the remaining portion of Northill’s interests (the “Transaction”). The Transaction is expected to close on or before December 31, 2023 (the “Closing”). As a result of the Transaction, Riverbridge principals’ ownership interest will increase to approximately 70%, and the remainder will be owned by LPC Monarch, LLC. Lincoln Peak is a private investment firm that specializes in partnering with investment management firms to help facilitate equity transitions within a firm.

Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction will constitute an assignment and will result in automatic termination of the Current Advisory Agreement. In anticipation of the Transaction and these related events, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, considered and approved an interim and new advisory agreement between the Trust, on behalf of the Fund, and Riverbridge (the “New Advisory Agreement”) which, subject to approval by the Fund’s shareholders, will allow Riverbridge, subject to the oversight of the Board, to continue to serve as the investment advisor to the Fund under terms that are substantially similar to those of the Current Advisory Agreement. The Board concluded that the approval of the New Advisory Agreement would serve the best interests of the Fund and its shareholders.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. As a result, you are being asked to approve the New Advisory Agreement. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided that: the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement; compensation earned under the new agreement will be escrowed until shareholders approve the new agreement; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the new agreement. If the New Advisory Agreement is not approved by shareholders prior to the Closing, the Board of Trustees, pursuant to Rule 15a-4, has appointed Riverbridge to serve as the interim investment adviser to the Fund under the New Advisory Agreement (effective as of the date of the Closing). In that case, the New Advisory Agreement will terminate with respect to the Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, in which case the New Advisory Agreement will remain in effect for a two-year period, and will be subject to annual renewal thereafter. If the New Advisory Agreement is approved prior to the Closing, Riverbridge will not need to serve as an interim investment adviser to the Fund and the New Advisory Agreement will become effective as of the date of the Closing for a two-year period, and will be subject to annual renewal thereafter.

The Fund’s investment objectives and investment strategies will not change as a result of the Transaction and the investment advisory personnel who currently provide services to the Fund will continue to do so following the Transaction. The advisory fee rates under the New Advisory Agreement will remain the same as the advisory fees under the Current Advisory Agreement. Approval of the New Advisory Agreement will not alter the number of shares of the Fund you own.

If the proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the proposal or the solicitation of the approval of different proposals.

The New Advisory Agreement is included as Appendix A to this Proxy Statement.

PROPOSAL – APPROVAL OF NEW ADVISORY AGREEMENT

Information Regarding Riverbridge and the Current Investment Advisory Agreement with Riverbridge

Riverbridge, located at 1500 IDS Center, 80 South Eighth Street, Suite 1500, Minneapolis, Minnesota 55402, is currently the investment advisor to the Fund. Founded in 1987, Riverbridge is an SEC-registered investment advisor. As of July 31, 2023, Riverbridge’s total assets under management were approximately $12 billion. Riverbridge is majority owned by Northill US Holdings, Inc., an affiliate of Northill Capital Group and the remainder is owned by Riverbridge’s principals. Northill provides equity capital to asset management firms.

Riverbridge serves as investment advisor to the Fund pursuant to the Current Advisory Agreement. The Current Advisory Agreement describes the services that Riverbridge provides to the Fund, which generally include reviewing, supervising, and administering the investment program of the Fund. Riverbridge is not liable to the Trust under the terms of the Current Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Riverbridge or the Trust in connection with the performance of the Current Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Riverbridge with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Riverbridge’s part in the performance of its duties or from reckless disregard by Riverbridge of its duties under the Current Advisory Agreement. The Current Advisory Agreement continues in force from year to year so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Current Advisory Agreement may be terminated at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Riverbridge; or (ii) by Riverbridge on 60 days’ written notice to the Trust. In addition, the Current Advisory Agreement will terminate automatically upon its assignment (as defined in the 1940 Act).

The Current Advisory Agreement was submitted for approval by the initial shareholder of the Fund prior to the Fund’s commencement of operations in December 2012. The Current Advisory Agreement was last renewed by the Trust’s Board on September 19-20, 2023.

Pursuant to the Current Advisory Agreement, for its services, Riverbridge is entitled to receive an annual management fee as listed below of the Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended November 30, 2022, unless otherwise noted, Riverbridge received advisory fees, net of fee waivers pursuant to its expense limitation agreement with the Trust on behalf of the Fund, as follows:

Fund Name	Contractual Management Fee to Advisor	Management Fees Paid to Advisor for the Fiscal Year Ended November 30, 2022 (Net of Waiver)
Riverbridge Growth Fund	0.75%	0.68%

Riverbridge has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.21% and 0.96% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

The investment advisory fees paid by the Fund to Riverbridge and applicable fee waivers during the Fund’s most recent fiscal year ended November 30, 2022, were as follows:

Fund Name	Gross Advisory Fees	Advisory Fees Recouped/ (Waived)	Net Advisory Fees
Riverbridge Growth Fund	$1,725,975	$(163,962)	$1,562,013

A discussion regarding the basis for the Board’s most recent approval of the Current Advisory Agreement is available in the Fund’s Annual Report dated November 30, 2022.

The names and principal occupations of each principal executive officer and director of Riverbridge are listed below. Unless otherwise noted, the address of each person listed is Riverbridge Partners, LLC, 1500 IDS Center, 80 South Eighth Street, Suite 1500, Minneapolis, Minnesota 55402.

Name	Principal Occupation
Mark A. Thompson	Principal, Chief Manager
Andrew W. Turner	Principal
Rick D. Moulton	Principal
Justin R. Tennison	Chief Compliance Officer
Emily K. Soltvedt	Management & Portfolio Manager
Ross M. Johnson	Chief Investment Officer

Riverbridge has indicated that it does not serve as investment advisor to any other mutual fund which has investment objectives similar to those of the Fund.

Terms of the New Advisory Agreement

The terms of the New Advisory Agreement with Riverbridge are substantially the same as the terms of the Current Advisory Agreement except that, as required under the 1940 Act, the New Advisory Agreement will terminate with respect to the Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Advisory Agreement with respect to the Fund will be escrowed until shareholders of the Fund approve the New Advisory Agreement. The New Advisory Agreement describes the services that Riverbridge would provide to the Fund, which generally would include reviewing, supervising, and administering the investment program of the Fund. Riverbridge would not liable to the Trust under the terms of the New Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Riverbridge or the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Riverbridge with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Riverbridge’s part in the performance of its duties or from reckless disregard by Riverbridge of its duties under the New Advisory Agreement.

If approved by the shareholders of the Fund, the New Advisory Agreement would continue in force for a period of two years following the Closing, unless sooner terminated as provided in the New Advisory Agreement. The New Advisory Agreement would continue in force from year to year thereafter so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Advisory Agreement may be terminated at any time without payment of any penalty: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to Riverbridge; or (ii) by Riverbridge upon 60 days’ written notice to the Trust. In addition, the New Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, Riverbridge would be entitled to an annual advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the Current Advisory Agreement:

Fund	Fee
Riverbridge Growth Fund	0.75% of the Fund’s daily net assets

In addition, Riverbridge has contractually agreed to maintain for a period of two years after the Closing, the same expense limitation arrangement for the Fund currently in effect. In particular, Riverbridge has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.21% and 0.96% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement will remain in effect from the Closing for a period of two years after the Closing, and it may be terminated before that date only by the Trust’s Board of Trustees. Fees waived and expenses paid by Riverbridge may be reimbursed for a period ending three full fiscal years after the day of any such waiver or payment. In addition, Riverbridge is permitted to seek reimbursement of fees waived or payments made to the Fund prior to the Transaction, for a period of three full fiscal years after the day of any such waiver or payment. In each case, such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Board Consideration of Current Advisory Agreement and New Advisory Agreement

At its meetings held on September 19-20, 2023 (the “September Meeting”) and October 20, 2023 (the “October Meeting” and, together with the September Meeting, the “Meetings”), the Board considered renewal of the Current Advisory Agreement and approval of the New Advisory Agreement, respectively. In particular, in consideration of the New Advisory Agreement at the October Meeting, the Board considered information previously reviewed by the Board at the September Meeting, during which the Board conducted its annual review of and renewed the Current Advisory Agreement. In advance of the September Meeting, the Board received information about the Fund and the Current Advisory Agreement from Riverbridge and from Mutual Fund Administration, LLC (“MFAC”) and UMB Fund Services, Inc. (“UMBFS”), the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Riverbridge’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Russell 3000 Growth Index, the S&P 500 Index, and a group of comparable funds (each, a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Lipper’s Multi-Cap Growth universe (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended June 30, 2023; and reports comparing the investment advisory fees and total expenses of the Fund with those of the Peer Group and Fund Universe. Additionally, in advance of the October Meeting, the Board received information about the Fund, Riverbridge and the New Advisory Agreement from Riverbridge, MFAC and UMBFS. The materials, among other things, included information about the Transaction and Riverbridge’s anticipated ownership structure after the Closing. In consideration of the Current Advisory Agreement and the New Advisory Agreement, at the Meetings, the Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the renewal of the Current Advisory Agreement and the approval of the New Advisory Agreement. In addition, at the Meetings, the Board considered information reviewed by the Board throughout the year at other Board and Board committee meetings. No representatives of Riverbridge were present during the Board’s consideration of the Current Advisory Agreement or the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Current Advisory Agreement and the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

At the Meetings, the Board considered the overall quality of services provided by Riverbridge to the Fund under the Current Advisory Agreement and to be provided by Riverbridge to the Fund under the New Advisory Agreement. In doing so, the Board considered Riverbridge’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund. The Board also considered the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund, noting that key personnel of Riverbridge would continue to be involved in the investment operations of the Fund following the Transaction. The Board also considered the overall quality of Riverbridge’s organization and operations, and Riverbridge’s compliance structure.

With respect to the performance results of the Fund, the September Meeting materials indicated the following:

●	The Fund’s annualized total return for the one-year period was above the Fund Universe median return and S&P 500 Index return, but below the Peer Group median return by 0.47% and Russell 3000 Growth Index return by 3.34%.

●	The Fund’s annualized total return for the three-year period was above the Peer Group median return, but below the Fund Universe median return by 1.42%, the Russell 3000 Growth Index return by 7.62%, and the S&P 500 Index return by 8.98%.

●	The Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns, but below the Russell 3000 Growth Index return by 3.37% and the S&P 500 Index return by 1.29%.

●	The Fund’s annualized total return for the ten-year period was below the Fund Universe median return by 0.24%, the S&P 500 Index return by 0.86%, the Peer Group median return by 1.39%, and the Russell 3000 Growth Index return by 3.26%.

The Trustees noted Riverbridge’s explanation that the Fund’s underperformance relative to the Peer Group and the indexes for certain periods was primarily due to the Fund’s weighted average market capitalization, which generally tended to have a higher allocation to small- and mid-cap stocks, and that the Fund’s performance was negatively affected because large-cap stocks outperformed mid-cap and small-cap stocks during those periods; and that post-COVID, cyclical companies and companies exposed to fluctuations in commodity prices performed well, but these types of business models do not meet Riverbridge’s investment criteria. The Trustees also considered that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile (which are the most favorable) for all periods covered.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Fund, the September Meeting materials indicated the following:

●	The Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median but higher than the Large Growth Fund Universe median by 0.05%. The Trustees noted Riverbridge’s observation that the weighted average market capitalizations of most of the funds in the Peer Group were higher than that of the Fund, and that the expenses associated with managing a portfolio of small market capitalization securities was generally higher than the expenses associated with managing a portfolio of large market capitalization securities, in part due to higher research and trading costs. The Trustees noted that the Fund’s advisory fee was slightly higher than the average fee that Riverbridge charges its institutional clients to manage separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the institutional separate accounts that Riverbridge manages.

●	The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.05% and 0.12%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe. In addition, the Trustees noted Riverbridge’s observation that some of the funds in the Peer Group are part of large fund complexes and therefore could have lower expenses and/or support lower expense caps.

At the September Meeting, the Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Riverbridge under the Current Advisory Agreement was fair and reasonable in light of the nature and quality of the services Riverbridge provides to the Fund. Further, at the October Meeting, the Board considered that under the New Advisory Agreement, Riverbridge would receive to the same advisory fees as it is currently receives under the Current Advisory Agreement, which the Board renewed at the September Meeting.

Profitability and Economies of Scale

At the Meetings, the Board considered information prepared by Riverbridge relating to its costs and profits with respect to the Fund, noting that Riverbridge had waived a portion of its advisory fee for the Fund during the Fund’s most recent fiscal year. The Board also noted that Riverbridge had agreed to maintain the expense limitation arrangement until March 31, 2024, with respect to the Current Advisory Agreement, and for a period of two years after the Closing, with respect to the New Advisory Agreement. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of Riverbridge from its relationship with the Fund was reasonable.

The Board also considered the benefits received by Riverbridge as a result of Riverbridge’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Riverbridge’s compliance program, the intangible benefits of Riverbridge’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

At the September Meeting, the Board concluded that based on the information they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Riverbridge to the Fund was satisfactory; the compensation payable to Riverbridge pursuant to the Current Advisory Agreement was fair and reasonable in light of the nature and quality of the services Riverbridge provides to the Fund; and the renewal of the Current Advisory Agreement would be in the best interests of the Fund and its shareholders.

At its October Meeting, based on its review, including its consideration of the fact that Riverbridge’s proposed compensation under the proposed New Advisory Agreement is the same as the compensation under the Current Advisory Agreement and that key personnel of Riverbridge would continue to be involved in the day-to-day management and investment operations of the Fund, the Board concluded that Riverbridge would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Riverbridge to the Fund, the compensation to be paid to it under the New Advisory Agreement is fair and reasonable, and that approval of the New Agreement is in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND RIVERBRIDGE.

SECTION 15(f) SAFE HARBOR

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment advisor (or its predecessor or successor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any circumstances relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund as a result of the Transaction.

●	Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The Board currently satisfies this condition.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Fund. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

●	Attend the Special Meeting in person;

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States); or

●	call 1-855-928-4489 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time. Live operators are available until the Special Meeting ends.

Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting. You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Quorum and Voting Requirements

Only shareholders of record on October 23, 2023, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

The shares outstanding and entitled to vote for the Fund are listed in Appendix B.

Required Vote

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities of the Fund present and entitled to vote at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote at the Special Meeting.

If the proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the proposal or the solicitation of the approval of different proposals.

Adjournments

If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because the proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the proposal, and such shares will not count as present for quorum purposes. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

GENERAL INFORMATION

Method and Cost of Solicitation

Riverbridge will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Riverbridge, without additional compensation, may solicit proxies by telephone. Broadridge Financial Solutions, Inc. (“Broadridge”) has also been engaged to assist in the solicitation of proxies, at an estimated cost of $75,000. Riverbridge will pay all of the costs of Broadridge related to the solicitation of the Fund’s proxies.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Riverbridge. In addition, since December 1, 2021, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Riverbridge, any parent or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

The principal shareholders and control persons for the Fund are listed in Appendix C.

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust. Counsel to the Independent Trustees is Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-447-4470.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-447-4470.

APPENDIX A

Form of interim and new

INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST

AND

Riverbridge Partners, LLC

THIS INTERIM AND NEW INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [_____], 2023 is entered into by and between Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Riverbridge Partners, LLC, a Minnesota Limited Liability Corporation (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each a series of the Trust which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the Initial Agreement is hereby amended and restated in full as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of each Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

(b) In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (x) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (y) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (z) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

3. Covenants. In the performance of its duties under this Agreement, the Advisor:

shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

will, with respect to each Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees; and

will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)       Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b)       the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

8. Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9. Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Trust or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination.

(a) This Agreement shall become effective with respect to each Fund as of the date hereof and shall terminate with respect to the Fund 150 days after such effective date unless it has been approved by a majority of the Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”); provided, however, that the term of this Agreement may be extended if permitted by regulatory or other action by the SEC or its staff. If this Agreement is so approved by a majority of the Fund’s shareholders, then unless sooner terminated with respect to a Fund as provided herein, this Agreement shall continue in effect with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund’s custodian. If a majority of the Fund’s outstanding voting securities approve this Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Advisor. If a majority of the Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

This Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). Notwithstanding the foregoing, during the Interim Period the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Use of the Names of the Fund. The Advisor has consented to the use by each Fund of the name or identifying word “Riverbridge” in the name of the Fund.  Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “Riverbridge” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require any Fund to cease using “Riverbridge” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

15. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST: INVESTMENT MANAGERS SERIES TRUST on behalf of each fund listed on Appendix A

By:
Name:
Title:

THE ADVISOR: Riverbridge Partners, LLC

By:
Name:
Title:

Appendix A

Fund/Class	Advisor Fee	Effective Date
Riverbridge Growth Fund	0.75%	__/__/____

APPENDIX B

NUMBER OF SHARES/INTERESTS OUTSTANDING AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of October 23, 2023
Riverbridge Growth Fund
Investor Class	[ ]
Institutional Class	[ ]
Total	[ ]

B-1

APPENDIX C

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table list the Fund’s principal shareholders. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of the Fund.

Shareholder Name and Address	Percentage of Shares Owned as of October 23, 2023
Investor Class
%
%
%
%
Institutional Class
%
%
%
%

The following table list the Fund’s control persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control Persons	Jurisdiction	Percentage of Shares Owned as of October 23, 2023
%
%

C-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25252-S75859

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

2. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com.

V25253-S75859

INVESTMENT MANAGERS SERIES TRUST

Riverbridge Growth Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Fund hereby appoints Sardjono Kadiman and Diane Drake, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 23, 2023, at a Special Meeting to be held on December 22, 2023 at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, at 10:00 a.m. local time, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE